FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


        This  FIRST  AMENDMENT  dated as of  December  15,  1995 by and  between
Liberty/Carrington Pointe Limited Partnership, a Massachusetts limited partnership (also known as Liberty/ Carrington Pointe, a Massachusetts Limited Partnership) ("Seller") and Integrated Management - Carrington Pointe, Inc. ( "Buyer").

        WHEREAS, Seller and Buyer entered into a Purchase and Sale Agreement dated as of October 4, 1995 (the "Agreement") in connection with the sale of the Carrington Pointe congregate care facility located in Fresno, California (the "Property"); and

        WHEREAS, the signature block to the Agreement incorrectly identified the Seller as Carrington Pointe Limited Partnership and the general partner of Seller as Liberty Retirement Housing Limited Partnership and the general partner of Liberty Retirement Limited Partnership as Liberty Real Estate Corporation; and

        WHEREAS, the Seller is Liberty/Carrington Pointe Limited Partnership, a Massachusetts limited partnership (also known as Liberty/Carrington Pointe, a Massachusetts Limited Partnership), and the general partner of Seller is LRE Properties, Inc., a Massachusetts corporation; and

        WHEREAS, Seller and Buyer desire to amend the Agreement in accordance with the terms hereof.

        NOW,  THEREFORE,   in  consideration  of  the  mutual  undertakings  and
covenants herein contained, Seller and Buyer hereby covenant and agree as follows:

         1. Section 2.01 of the Agreement is amended by adding the following additional provisions thereto:

             "Notwithstanding the provisions of this Section 2.01 to the contrary, the Purchase Price shall be adjusted in the event that either of the following events occur, as follows:

             a. In the  event  the  Buyer  is  able to  obtain  the  License  in satisfaction of the condition set forth in Section 16.01(b) and the Closing is fully consummated (i.e. the Deed is accepted and recorded by Buyer and the Purchase Price is paid to and received by Seller) on or before December 28, 1995, the Purchase Price to be paid by Buyer shall be reduced by the sum of Five Hundred Thousand Dollars ($500,000.00) from $12,300,000.00 to $11,800,000.00, subject to all other prorations and adjustments otherwise provided for in the Agreement; or

             b. In the event the Buyer is unable to obtain the License on or before December 28, 1995 the parties shall use good faith efforts to agree upon the terms of an irrevocable escrow agreement (the "Irrevocable Escrow") which shall provide, among other terms, that (i) on or before December 28, 1995, the Buyer shall deliver the Purchase Price into escrow, and Seller shall deliver the Deed into escrow and the parties shall deliver all other documents required for closing into escrow, (ii) until the close of escrow, the Seller shall remain the owner of the Property and the Buyer shall remain the manager of the Property pursuant to the Management Agreement, (iii) the Buyer shall use continued diligent efforts to obtain the License as promptly as possible, (iv) there shall be no conditions to the completion of escrow other than the issuance of the License and upon the issuance of the License, the escrow agent shall be irrevocably required to record the Deed and deliver the Purchase Price to Seller and (v) if the License is not issued on or before January 31, 1996, unless extended in writing by mutual agreement of the Buyer and Seller, the escrow shall be rescinded and the escrow agent shall return the Deed to the Seller and deliver the Purchase Price to Buyer. If the parties are able to mutually agree upon and execute the Irrevocable Escrow and pursuant thereto, Buyer delivers the Purchase Price to the escrow agent on or before December 28, 1995, the Purchase Price to be paid by Buyer shall be reduced by the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) from $12,300,000.00 to $12,050,000.00, subject to all other prorations and adjustments otherwise provided for in the Agreement. If the parties are unable to mutually agree upon and execute the Irrevocable Escrow on or before December 25, 1995, the provision of this subsection (b) shall be null and void."

         2. All references in the Agreement to Carrington Pointe Limited Partnership are hereby deleted and the words "Liberty/ Carrington Pointe Limited Partnership, a Massachusetts limited partnership (also known as Liberty/Carrington Pointe, a Massachusetts Limited Partnership)" are inserted in place thereof.

         3. All references in the Agreement to Liberty Retirement Housing Limited Partnership are hereby deleted and the words "LRE Properties, Inc., a Massachusetts corporation, its general partner" are inserted in place thereof.

         4. The words ", its managing general partner," set forth in the first sentence of Section 17.11 of the Agreement are hereby deleted.




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


             5. With the exception of the references to Liberty Real Estate Corporation contained in Section 17.02 and Section 17.11 of the Agreement, all references in the Agreement to Liberty Real Estate Corporation are hereby deleted.

             6. By its signature below, Liberty Real Estate Corporation ratifies its agreement to be bound by the terms and provisions of Sections 17.02 and
17.11 of the Agreement.

             7. Buyer and Seller agree that except for the foregoing amendments, all other terms and provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties.

             EXECUTED as a sealed instrument as of the date first written above.

                                        SELLER:

                                        LIBERTY/CARRINGTON POINTE  LIMITED
                                        PARTNERSHIP, a Massachusetts limited
                                        partnership  (also known as Liberty/
                                        Carrington  Pointe,  a Massachusetts
                                        Limited Partnership)

                                        By:  LRE Properties, Inc.
                                             Managing General Partner




                                        By:  /s/Robert G. Noonan
                                             ------------------------
                                             Robert G. Noonan
                                             Vice President

                                        BUYER:

                                        INTEGRATED MANAGEMENT - CARRINGTON
                                        POINTE, INC.



                                        By:  /s/Daniel J. Booth
                                             ----------------------------
                                             Daniel J. Booth
                                             Vice President








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


        Liberty Real Estate Corporation joins in the execution of this First Amendment to Purchase and Sale Agreement and covenants and agrees to be bound by the terms and provisions of Sections 17.02 and 17.11 of the Agreement.


                                        Liberty Real Estate Corporation, a
                                        Massachusetts Corporation

                                        By:  /s/Robert G. Noonan
                                             ----------------------
                                             Robert G. Noonan
                                             Vice President








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